EXHIBIT 10.42

CONFIDENTIAL TREATMENT REQUEST – EDITED COPY

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT. CONFIDENTIAL PORTIONS OF
THIS EXHIBIT ARE DESIGNATED BY [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION.

RE-EXPORTATION AGREEMENT

This Re-Exportation Agreement (the “Agreement”) is made effective as of the 1st day of January, 2013 (the “Effective Date”), by and among SciClone Pharmaceuticals International China Holding Ltd., a company incorporated under the laws of Cayman Islands, having its principal place of business at Box 309GT, Georgetown, Grand Cayman, British West Indies (“SPIL”), Sinopharm Holding Hong Kong Co., Limited, a company incorporated under the laws of Hong Kong, having its principal place of business at Room 2302, 23/F., Far East Finance Centre, 16 Harcourt Road, Admiralty, Hong Kong (“Re-Exporter”), and Sinopharm Holding Lingyun Biopharmaceutical (Shanghai) Co. Limited, a company incorporated under the laws of the People’s Republic of China having its principal place of business at RM 1903, No. 175, East Yan’an Road, Huangpu District, Shanghai (“Importer”). SPIL, Re-Exporter and Importer are referred to in this Agreement individually as a “Party” and collectively as the “Parties.”

BACKGROUND

A. SPIL has rights to a product known as Thymalfasin for Injection (Zadaxin®);

B. Re-Exporter is a business operating in Hong Kong with expertise in the importation of pharmaceutical products into Hong Kong and the re-export of such products to the People’s Republic of China;

C. The Parties affirm that Re-Exporter and Importer will enter into a contract, and Importer is a business operating in People’s Republic of China with expertise in the distribution of pharmaceutical products, having the command of sufficient market resources, and in the supply of such products to the dealers after importing such products to the People’s Republic of China;

D. SPIL desires to engage Re-Exporter to export one or more pharmaceutical products from Hong Kong to the Importer, both acting independently, for the sole purpose of further distributing such product(s) solely in the People’s Republic of China in a manner consistent with maintaining SPIL’s reputation and business interests, all in accordance with the terms and conditions of this Agreement.

CONFIDENTIAL TREATMENT REQUEST – EDITED COPY

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT. CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

NOW THEREFORE, for and in consideration of the covenants, conditions, and undertakings hereinafter set forth, it is agreed by and among the Parties as follows:

1.	DEFINITIONS

The terms in this Agreement with initial letters capitalized shall have the meanings set forth below, or the meaning as designated in the indicated places throughout this Agreement:

1.1 “Claim” is defined in Section 10.1.

1.2 “Competing Products” is defined in Section 2.5.

1.3 “Government Authority” means any federal, state, national, regional, provincial or local government, or political subdivision thereof, or any multinational organization or any authority, agency or commission entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power, any court or tribunal (or any department, bureau or division thereof, or any governmental arbitrator or arbitral body).

1.4 “Importer” is defined in the preamble to this Agreement.

1.5 “Importer Agreement” is defined in Section 5.1(b).

1.6 “IMS” or “In-the-Market-Sales” means the quantity of all Products sold in the Territory during a specified period, including all sales of Products to hospitals and all retail sales of Products during such period, as determined in good faith by SPIL or its third party designee.

1.7 “Law” means any federal, state, local, foreign or multinational law, statute, standard, ordinance, code, rule, regulation, resolution or promulgation, or any order by any Government Authority, or any license, franchise, permit or similar right granted under any of the foregoing, or any similar provision having the force or effect of law.

1.8 “Licenses” means all licenses (including without limitation all import and export licenses), registrations and permits required to comply with the Regulations in connection with Re-Exporter’s obligations under this Agreement or Importer’s obligations under the Importer Agreement, as applicable, including the importation of the Products into the Territory.

1.9 “Losses” is defined in Section 10.1.

1.10 “Products” means those products, together with the prices for each, listed on attached Exhibit A, which may be amended from time to time by written agreement pursuant to Section 11.9.

1.11 “Purchase Order” is defined in Section 4.1(a).

1.12 “Re-Exporter” is defined in the preamble to this Agreement.

CONFIDENTIAL TREATMENT REQUEST – EDITED COPY

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT. CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1.13 “Regulations” means all laws, statutes, rules, regulations (including without limitation all health and safety legislation) of the Territory and Hong Kong, as applicable.

1.14 “Specifications” means the specifications for the Product(s) attached to this Agreement as Exhibit B, including requirements for shipping and storage of such Product(s).

1.15 “SPIL” is defined in the preamble to this Agreement.

1.16 “SPIL Trademarks” means the Trademarks listed in Exhibit C, together with any further trademarks and trade names of which SPIL may become the proprietor or which SPIL may have the right to use on or in relation to the Products at any time during this Agreement, and in each case which SPIL adds to Exhibit C in its sole discretion.

1.17 “ Target Inventory” is defined in Section 5.2(j).

1.18 “Term” has the meaning assigned to it in Section 11.1.

1.19 “Territory” means all the provinces within the People’s Republic of China

1.20 “Tier-One Distributors” means (i) those certain third-party distributors who purchase Products from the Importer during the Term and (ii) Importer, or affiliates of Importer, to the extent such entities function as tier-one distributors of Products in the Territory.

1.21 “Tier-Two Distributors” means those certain distributors who purchase Products from a Tier-One Distributor during the Term.

2.	APPOINTMENTS

2.1 Appointment of Re-Exporter. SPIL hereby appoints Re-Exporter as an exporter of Products to the Importer in the Territory, and Re-Exporter hereby accepts such appointment, subject to the terms and conditions of this Agreement. Such appointment shall be exclusive during the Initial Term (as defined in Section 11.1), subject to a wind-down activities period during which Product inventory may be distributed and sold by the prior Importers and distributor(s). During the Initial Term, SPIL shall not engage in or authorize any third party to engage in the same business in the Territory in a manner that would conflict with the rights granted to Re-Exporter and Importer under this Agreement. Re-Exporter’s sole right with respect to the Products is to export Products directly to the Importer in the Territory. Re-Exporter shall not use any third parties, other than with respect to the physical transportation of Products, to conduct its obligations under this Agreement. Re-Exporter is not authorized to, and shall not, do business in SPIL’s name or hold itself out as SPIL’s agent for the export, distribution or sales of the Products or as being entitled to bind or obligate SPIL in any way. Re-Exporter shall not export Products to any entity other than to the Importer, nor to any country, province or region other than the Territory. Except as expressly permitted under this Section 2.1, Re-Exporter shall not sell or offer to sell any Products.

2.2 Appointment of Importer. Re-Exporter shall appoint the Importer as the exclusive (as of January 1, 2013) importer of Products to the Territory during the Initial Term (as defined in Section 11.1), subject to the terms and conditions set forth in Section 5.1 and Section 5.2 of this Agreement.

CONFIDENTIAL TREATMENT REQUEST – EDITED COPY

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT. CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.3 Territory. Subject to applicable laws and regulations, Re-Exporter and Importer shall not export, import or distribute Products to or in any country, province, region or territory outside the Territory. Re-Exporter and Importer shall not actively promote, market, advertise, stimulate interest in, or solicit orders for Products from outside the Territory, including but not limited to, by establishing any branch or maintaining any distribution depot for the Products outside of Hong Kong except with SPIL’s prior written consent in its sole discretion. Re-Exporter and Importer shall promptly refer all inquiries concerning the purchase of Products for use outside the Territory to SPIL.

2.4 Independent Contractors. The relationship among SPIL, Re-Exporter and Importer established by this Agreement is that of independent contractors, and nothing contained in this Agreement shall be construed (i) to give any Party the power to direct or control the day to-day activities of any other Party or (ii) to constitute the Parties as partners, joint venturers, co-owners or otherwise as participants in a joint or common undertaking. All financial obligations associated with Re-Exporter’s and Importer’s business are the sole responsibility of Re-Exporter or Importer, as applicable. All agreements between Importer and any Tier-One Distributor are Importer’s exclusive responsibility and shall not affect the obligations of SPIL, Re-Exporter or Importer under this Agreement.

2.5 No Competing Products. Re-Exporter agrees that any efforts by it to export Competing Products to the Territory would constitute a conflict of interest with respect to Re-Exporter’s obligations to SPIL to export the Products to the Territory. For each Product, the competing product(s) are listed on Exhibit D (each such product, a “Competing Product”). During the Term, Re-Exporter shall not export any Competing Product into the Territory.

2.6 Reservation of Rights. Except as expressly provided in this Article 2, no right, title, or interest is granted, whether express or implied, by SPIL to Re-Exporter or Importer, and nothing in this Agreement shall be deemed to grant to Re-Exporter or Importer rights in any products or technology other than the Products, nor shall any provision of this Agreement be deemed to restrict SPIL’s right to exploit the technology or other intellectual property rights relating to the Products in products other than the Products. Re-Exporter and Importer acknowledge and agree that SPIL has and retains the right to appoint other authorized exporters, importers, distributors or resellers of the Products outside the Territory without restriction and without any obligations to Re-Exporter or Importer.

3.	OBLIGATIONS OF SPIL

3.1 Supply of Product. Subject to the terms and conditions of this Agreement, SPIL shall provide Product to the Re-Exporter or its designee. SPIL shall use [***] efforts to ship Product to the Re-Exporter or its designee within [***] days after SPIL accepts a Purchase Order for such Product pursuant to Section 4.1(b). All such Product shall, at the time of delivery, have a remaining shelf-life of at least the minimum shelf-life for such Product as set forth on Exhibit A.

CONFIDENTIAL TREATMENT REQUEST – EDITED COPY

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT. CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Neither Re-Exporter nor its designee shall have any right to return or otherwise receive any credit for expired Product that had such minimum shelf-life at the time such Product was delivered by SPIL as required by this Agreement.

3.2 Documentation. SPIL shall provide Re-Exporter documents in SPIL’s possession or control that (i) are required by Law for the export of the Product out of Hong Kong or import of the Product into the Territory, or (ii) are requested in writing by Re-Exporter and are reasonably related to Re-Exporter’s ability to fulfill its obligations under this Agreement, including certificates of origin, content lists, product descriptions and material safety data sheets (collectively, the “Product Documentation”).

3.3 Safety Updates. SPIL shall promptly provide Re-Exporter with new information of which SPIL becomes aware concerning the efficacy or safety of any Product.

3.4 Product Changes. SPIL may change the Products, or their packaging or Product Documentation, as follows: (i) at any time immediately upon written notice to Re-Exporter if such changes are, in SPIL’s sole good faith judgment, required by Law, and (ii) for any reason upon [***] days advance written notice to Re-Exporter.

3.5 Shipping of Products. Unless otherwise agreed by all Parties in writing, SPIL shall package and ship Products CIP (Carriage Insurance Paid) the point of delivery designated in the applicable Purchase Order (Incoterms 2010) in accordance with applicable Laws, including quality control regulations and further including the laws and regulations of the People’s Republic of China applicable to the importation of the Product. Each Product shipment shall include (A) applicable Product Documentation for such Product, including product codes, quantities, batch numbers and expiration dates of such Product, and (B) an invoice identifying such Products. SPIL shall arrange for shipment and shipping insurance of the Products at the cost of SPIL. All SHANGHAI duties and customs fees in connection with such shipment shall be paid [***].

3.6 Title and Risk of Loss. Title and risk of loss for each Product shall transfer to Re-Exporter when SPIL delivers such Product to Importer through the carrier for shipment pursuant to Section 3.5.

4.	OBLIGATIONS OF RE-EXPORTER

4.1 Ordering of Products by Re-Exporter. Re-Exporter shall order Products from SPIL for delivery pursuant to Section 3.5 in quantities and on a schedule that will enable Re-Exporter to meet Importer’s requirements for Products, in each case pursuant to this Section 4.1. In the fourth calendar quarter of each year preceding each calendar year (also a budget year) during the Term, Re-Exporter and SPIL shall jointly review and agree in writing, no later than December 31st, on a budget for purchase of the Products by Re-Exporter during the following calendar year (the budget year). The budget for 2013 is set forth on Exhibit E. Subsequent budgets shall be in substantially the same form as Exhibit E. Each such annual budget shall include required amounts of Products that Re-Exporter must order from SPIL for that calendar year in total and during each quarter of that year; provided, however, that SPIL shall not require in any such future budget (including the

CONFIDENTIAL TREATMENT REQUEST – EDITED COPY

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT. CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

budget for 2013 starting with Q2) that Importer maintain Product inventory of greater than [***] months In-the-Market-Sales (IMS). For clarity with respect to such future budgets, Re-Exporter must purchase Product in quantities that comply with the budget up to [***] months IMS, but cannot be required to purchase Products in quanties that exceed such amounts. If the parties do not agree on a budget by December 31st or if Re-Exporter does not order the amounts required by a budget for any particular quarter or year, then SPIL shall be entitled, in its sole discretion, to terminate the exclusivity of Re-Exporter’s rights to re-export to the Territory or any portion thereof immediately upon written notice to Re-Exporter, on which date Re-Exporter’s rights shall become non-exclusive in the Territory or portion thereof, as set forth in such notice. At the same time the Importer’s right also converts from exclusive to non-exclusive without any further notice from SPIL. At SPIL’s request, Re-Exporter shall also provide SPIL proposed sales plans for the subsequent [***] months for each Product, and the Parties shall review and mutually agree on such plans. The parties agree that, if the Importer’s product inventory (IMS) is more than [***] months and Importer is in compliance with the obligations agreed in 5.2 (j), then SPIL shall not unilaterally terminate the exclusive rights of Re-Exporter and Importer under this Agreement.

(a) For each such order, Re-Exporter shall send SPIL, to the facsimile number set forth on Exhibit F, a written purchase order in a form to be agreed by the Parties that sets forth the identity and quantity of Product and the requested delivery schedule and destination for each such Product (each, a “Purchase Order”). Any terms or conditions included on any Purchase Order that conflict with the terms and conditions of this Agreement shall be of no force or effect even if SPIL accepts such Purchase Order or ships Products pursuant to such Purchase Order.

(b) If the Purchase Order conforms to the terms and conditions of this Agreement and SPIL accepts such Purchase Order, then SPIL shall confirm receipt and acceptance of such Purchase Order by written notice to Re-Exporter.

4.2 Delivery of Products. All Parties hereby agree that the Products shall be deemed as having been delivered to Importer when SPIL delivers the shipping documents of the Products to Re-Exporter and directly ships the Products, by air, to a location in Shanghai specified by the Importer. SPIL and Importer shall work together, in a manner that is customary in the pharmaceutical industry, to obtain customs clearance and inspection of Products.

4.3 Inspection of Product. Importer or its designee shall, on behalf of Re-Exporter, inspect each Product delivered under this Agreement. Importer shall notify SPIL and Re-Exporter in writing in any of the following cases: (i) Importer or its designee within [***] days after Product is received by Importer or its designee of any such Product that is damaged or that does not conform to the Specifications or have the minimum remaining shelf-life at the time of delivery as set forth in Section 3.1, and (ii) of any Product that is rejected for any reason by any Government Authority during the importation process, including by provincial or municipal drug testing institutes that inspect Product in the Territory. Importer or its designee shall provide, to the extent available to SPIL or its designee, a detailed written description of such damage, lack of conformity or basis for rejection. Re-Exporter shall within [***] days forward each such written notice to SPIL unless SPIL confirms in writing that it received such notice directly from Importer. For each Product that is damaged or non-conforming at the time of delivery by SPIL or is rejected before

CONFIDENTIAL TREATMENT REQUEST – EDITED COPY

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT. CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

customs clearance by a Government Authority in the Territory, Importer or its designee shall, at SPIL’s option and at SPIL’s cost, either (i) return such Product to SPIL or its designee, or (ii) destroy such Product and provide SPIL a written certification of such destruction. SPIL shall replace each such Product that SPIL determines or agrees to have been damaged or non-conforming at the time such Product was delivered by SPIL pursuant to this Agreement, or that was rejected by a Government Authority before customs clearance in the Territory. SPIL shall have no obligation under this Agreement to refund any amounts paid for such damaged or non-conforming Product. SPIL shall be responsible for harm caused to a third party by damaged or non-conforming Product only if and to the extent (i) such damage or non-conformity was present at the time SPIL delivered such Product, and (ii) Importer or its designee inspected such Product as required by this Section 4.3 but such damage or non-conformity was not discoverable upon a diligent inspection and was not actually discovered by Importer or its designee nor by any Tier-One Distributor or Tier-Two Distributor.

4.4 Payment by Re-Exporter.

(a) Payment of Price. For each unit of Product that SPIL delivers to Re-Exporter or its designee, Re-Exporter shall pay SPIL an amount equal to the Re-Exporter price set forth in Exhibit A (subject to adjustment pursuant to Section 4.4(b)). Re-Exporter acknowledges that this price reflects Re-Exporter’s status as exclusive re-exporter. Such payment obligations shall become due and payable [***] days after the date of SPIL’s invoice for such Products provided pursuant to Section 3.5. Re-Exporter shall make such payment by T/T in immediately available funds to the account set forth in Exhibit F, as may be amended by SPIL in its sole discretion from time-to-time by written notice to Re-Exporter. All payments to SPIL under this Agreement shall be made in United States Dollars.

(b) Exchange Rate Adjustments. For purposes of this Section 4.4(b), the exchange rate as of the Effective Date will be deemed to be: [***] (the “Standard Exchange Rate”). The Standard Exchange Rate shall be adjusted effective on January 1 of each year during the Term to equal the last CNY-USD [***] exchange rate published on such day by [***] on its website, which as of the Effective Date is at the following universal resource locator: [***]; provided, however, on any day during a calendar year if the difference between the then-applicable Standard Exchange Rate and the actual exchange rate, based on the last CNY-USD [***] exchange rate as published by [***] on its website on such day, exceeds [***] percent ([***]%), then either Party may notify the other Party in writing of such fact and the three parties shall, within [***] days of such notice, adjust the Standard Exchange Rate to equal such exchange rate. Examples of such adjustments to the Standard Exchange Rate and resulting changes to the price paid by the Re-Exporter for Products are set forth in Exhibit G.

(c) Late Payments. If SPIL does not receive payment of any sum due to it on or before the due date for such amount, then simple interest shall thereafter accrue on the sum due to SPIL from the due date until the date of payment at a rate of [***] or the maximum rate allowable by applicable Law, whichever is less.

CONFIDENTIAL TREATMENT REQUEST – EDITED COPY

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT. CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.5 Storage. Re-Exporter, Importer and their designee, as applicable, shall store all Products in secure facilities solely in the Territory or, upon SPIL’s prior written consent at its sole discretion, at a facility outside the Territory. Such storage shall conform to applicable Law and Regulations, the Specifications and SPIL’s guidelines in order to preserve the shelf-life of the Products and prevent spoilage, including, as applicable, requirements for cold storage. Re-Exporter and Importer shall not tamper with or modify the Products, their packaging or the Product Documentation, and shall use commercially reasonable efforts to prevent others from doing so.

4.6 Inspection of Facilities. SPIL shall have the right, upon reasonable notice and during normal business hours, to (i) inspect Re-Exporter’s and Importer’s place of business and records, and all facilities in which Products are being stored by or on behalf of Re-Exporter or Importer, as applicable, for the purpose of determining that Re-Exporter or Importer is complying with its obligations under this Agreement, and (ii) require Re-Exporter to inspect, or at SPIL’s option to permit and arrange for SPIL or its representatives to inspect, the Importer’s place of business and records, and all facilities in which Products are being stored by or on behalf of Importer, for the purpose of determining that Importer is complying with its obligations under the Importer Agreement.

4.7 Resources. In order to fulfill Re-Exporter’s and Importer’s obligations under this Agreement, Re-Exporter and Importer shall, at its sole cost and expense, at all times during the Term: (i) employ the necessary and qualified staff; (ii) maintain appropriate facilities; and (iii) implement appropriate processes.

4.8 Product Recall. Re-Exporter and Importer shall maintain records of distribution of Products that accurately track the location and distribution of all Products to the Importer by specific lot numbers. Upon SPIL’s request, Re-Exporter and Importer shall provide SPIL with access to such records in the event of a Product recall or other quality-related issue. In the event of a recall by SPIL of any of the Products, Re-Exporter and Importer shall co-operate fully with SPIL and take all reasonable actions to secure the recovery from the Importer of recalled Product. Notwithstanding anything in this Agreement to the contrary, this Section 4.8 shall remain in effect for a period of [***] after the expiration or termination of this Agreement.

4.9 Coordination with Importer. At SPIL’s request, Re-Exporter shall: (i) exercise its rights under the Importer Agreement; (ii) notify Importer of any information received from SPIL that is relevant to the Products, including their use or sale, or that SPIL requests be provided to the Importer; and (iii) coordinate meetings and communications between or among SPIL, Re-Exporter or Importer in order to facilitate the safe and proper distribution of Product in the Territory. In addition, before providing any Products to Importer, Re-Exporter shall provide SPIL a list of all potential acceptable Tier-One Distributors and Tier-Two Distributors in every province in the Territory, which list (and any subsequent change thereto) shall be composed of distributors that have been selected based on the relative strength of each distributor in its province (as determined, to the extent possible, based on [***] and shall be [***] before any distribution of Product to such Tier-One Distributors and Tier-Two Distributors (such list, the “Approved Distributor List”). The Approved Distributor List shall be reviewed and re-approved [***] between SPIL and Importer.

CONFIDENTIAL TREATMENT REQUEST – EDITED COPY

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT. CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.10 Licenses. Re-Exporter and Importer shall be responsible, at its expense, for obtaining and maintaining all Licenses for the importation and re-exportation of the Products and the conduct of its business operations in accordance with this Agreement.

4.11 Business Conduct. Re-Exporter and Importer shall conduct its business in a manner that reflects favorably at all times on the Products and the good name, goodwill and reputation of SPIL. Without limiting the generality of the foregoing, Re-Exporter and Importer shall (i) not engage in or permit any deception, misleading or unethical practices that are or might be detrimental to SPIL or the public, including but not limited to disparagement of SPIL or the Products; (ii) not publish or employ, or cooperate in the publication or employment of any misleading or deceptive advertising material, and (iii) not make any representations, warranties or guarantees with respect to the Specifications, features or capabilities of the Products that are not consistent with the Product Documentation accompanying the Products.

5.	AGREEMENT BETWEEN RE-EXPORTER AND IMPORTER

5.1 Appointment of Importer.

(a) Re-Exporter and SPIL hereby agree that Importer is the exclusive importer agreed upon in this Agreement.

(b) Importer Agreement. Re-Exporter shall use [***] efforts to enter into a written agreement for the importation of Products by such Importer into the Territory, including the suggested terms and conditions set forth in Section 5.2 (the “Importer Agreement”). Re-Exporter shall provide SPIL a complete, fully-executed copy of the Importer Agreement within [***] after the date such Importer Agreement becomes effective.

(c) Amendments of Importer Agreement; Notices. Re-Exporter shall not modify or amend the Importer Agreement, nor waive any of Re-Exporter’s rights under the Importer Agreement, without providing at least [***] prior written notice to SPIL. Re-Exporter shall provide SPIL copies of any notices received by Re-Exporter pursuant to the Importer Agreement within [***] of such receipt by Re-Exporter, and shall discuss with SPIL all requests received by Re-Exporter to approve or consent to any actions related to the Importer Agreement before making any decision regarding such requests.

5.2 Terms for Possible Inclusion in the Importer Agreement. The Re-Exporter shall use [***] efforts to include in the Importer Agreement the following terms and conditions:

(a) Appointment. Re-Exporter appoints Importer as the exclusive importer of Products in the Territory and the exclusive (as of January 1, 2013) distributor of Products during the Initial Term (as defined in Section 11.1) to Tier-One Distributors in the Territory, in each case under the terms and conditions of the Importer Agreement, and Importer accepts such appointment.

(b) Pricing. The Importer’s prices, including the price the Importer will pay the Re-Exporter for Product and the price the Importer will charge the Tier-One Distributors for Product, will in each case be as set forth on Exhibit A to this Agreement (the “Importer Pricing”).

CONFIDENTIAL TREATMENT REQUEST – EDITED COPY

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT. CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c) Territory. The term “Territory” in the Importer Agreement will have the same meaning as in this Agreement.

(d) Limited Rights of Importer. Importer’s sole right with respect to the Products will be to (i) distribute such Products to the Tier-One Distributors for sale and use in the Territory, and (ii) to act as a Tier-One Distributor itself to sell Products in the Territory. Importer will not use any third parties, other than with respect to physical transportation and inspection of Products, to conduct its obligations under the Importer Agreement. Importer is not authorized to, and will not, do business in SPIL’s or Re-Exporter’s name or hold itself out as SPIL’s or Re-Exporter’s agent for the export, distribution or sales of the Products or as being entitled to bind or obligate SPIL or Re-Exporter in any way. Except as expressly permitted by clause (ii) of the first sentence of this Section 5.2(d), Importer will not distribute Products to any entity other than to the Tier-One Distributors, nor to any country, province or region other than the Territory. Importer will not sell or offer to sell any Products except for distribution of Products to the Tier-One Distributors.

(e) Competing Products. The Importer will not import any Competing Product (as defined in this Agreement) into the Territory, nor distribute any Competing Products to any Tier-One and Tier-Two Distributors.

(f) Ordering and Importation of Products. Importer will order Product solely from Re-Exporter.

(g) Inspection of Product. Importer will inspect each Product it receives under Section 4.3 and the Importer Agreement. Importer will notify Re-Exporter of any Product that is damaged or that does not conform to the Specifications within [***] days after Importer receives such Product. Importer shall not refuse Product for any reasons other than damage or non-conformity to the Specifications, as set forth in Section 4.3 above. For purposes of clarity, Importer shall not refuse any order because of the quantity of Products included in the shipment.

(h) Storage. During the period between Importer’s receipt of Products and the delivery of such Products to the Tier-One Distributors, Importer will store all Products in secure facilities solely in the Territory unless otherwise approved in writing by Re-Exporter. Such storage will conform to applicable Law and Regulations, the Specifications and Product guidelines in order to preserve the shelf-life of the Products and prevent spoilage, including, as applicable, requirements for cold storage. Importer will not tamper with or modify the Products, their packaging or the Product Documentation.

(i) Inspection of Facilities. Re-Exporter or its designee will have the right, upon reasonable notice and during normal business hours, to inspect Importer’s place of business and records for the purpose of determining that Importer is complying with its obligations under this Agreement.

CONFIDENTIAL TREATMENT REQUEST – EDITED COPY

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT. CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(j) Inventory. At all times during the Term, Importer will plan to, and use diligent efforts to, maintain an inventory of each Product equal to [***] of such Product calculated as [***] (such quantity, the “Target Inventory”), provided, however, that: (A) Importer will manage the overall quantity of Product inventory such that Tier One Distributors and Tier Two Distributors will have inventory of Product equal to [***] (such average calculated based on the applicable [***] with the [***] of inventory located in a warehouse of the Importer; and (B) at all times during the Term the Importer will maintain an inventory of each Product of no less than [***] in its own warehouse. Within [***] after any request by Re-Exporter, Importer will provide Re-Exporter a detailed, accurate and complete written report of the current inventory of each Product held by the Importer and each Tier One Distributor and Tier Two Distributor, including lot numbers and other information reasonably requested by Re-Exporter. SPIL shall calculate actual inventory in good faith based on information provided by [***]. An example of such inventory calculation is set forth on Exhibit E.

(k) Resources. In order to fulfill Importer’s obligations under this Agreement Importer will, at its sole cost and expense, at all times during the Term: (i) employ the necessary and qualified staff; (ii) maintain appropriate facilities; and (iii) implement appropriate processes.

(l) Distribution of Products to Tier-One Distributors.

(i) The Importer may, with Re-Exporter’s prior written consent, act as a Tier-One Distributor solely in the Territory, including selling Products directly to end users in the Territory.

(ii) The Importer will not appoint any Tier-One Distributor, nor transfer any Products to any potential Tier-One Distributor, unless such Tier-One Distributor is on the Approved Distributor List (as defined in Section 4.9). If Re-Exporter proposes to Importer a potential Tier-One Distributor, Importer will within [***] days after such proposal either (1) appoint such entity as a Tier-One Distributor, or (2) if Importer has a reasonable basis for rejecting such entity, including that such entity would [***], notify Re-Exporter of such rejection and the reasons therefor.

(iii) Upon receipt of a request from a Tier-One Distributor, Importer will deliver each Product solely to such Tier-One Distributor. Importer will conduct such distribution activities in its own name and for its own account, and as a separate trader independent of both SPIL and Re-Exporter.

(iv) Importer will not stop supplies to any Tier-One Distributor because Importer considers such Tier-One Distributor a [***] unless: (i) Importer has notified Re-Exporter in writing of such risk, together with relevant supporting information, and requests Re-Exporter’s consent to cease distribution of Products to such Tier-One Distributor; and (ii) Re-Exporter, in its sole discretion, has provided such written consent.

(m) Distribution from Tier-One Distributors to Tier-Two Distributors. The Importer will prohibit each Tier-One Distributor from appointing, or transferring any Product to,

CONFIDENTIAL TREATMENT REQUEST – EDITED COPY

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT. CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

any Tier-Two Distributor unless such Tier-Two Distributor is on the Approved Distributor List (as defined in Section 4.9). If Re-Exporter proposes a potential Tier-Two Importer, Importer will require that a Tier-One Distributor, within [***] days after such proposal, either (1) appoint such entity as a Tier-Two Distributor, or (2) if such Tier-One Distributor has a reasonable basis for rejecting such entity, including that such entity would [***], notify Re-Exporter of such rejection and the reasons therefor.

(n) Importer’s Relationship with Tier-One Distributors, Tier-Two Distributors, and Retail Channels. Importer shall select and maintain a roster of Tier-One Distributors, Tier-Two Distributors, and retail channels based on [***]. Re-Exporter (in consultation with SPIL) shall review with Importer, on a [***] basis, and approve this roster of distributors/purchasers.

(o) Reports. For each month during which Importer possesses or controls Products, Importer will provide Re-Exporter with detailed written monthly reports [***] with respect to the prior month. Such reports will contain at least the following information: [***].

(p) Price Approval. The Importer will use diligent efforts to (i) obtain and maintain price approval from Government Authorities in the Territory, and (ii) ensure that appropriate Tier-One Distributors participate in applicable tender systems to enable sales of Products in the Territory. At Re-Exporter’s request, Importer will cooperate in connection with such efforts.

(q) Product Recall. Importer will maintain records of distribution of Products that will accurately track the location and distribution of all Products to Tier-One Distributors by specific lot numbers, and will require each Tier-One Distributor to accurately track the location and distribution of all Products, including to end users and to Tier-Two Distributors, [***]. Upon Re-Exporter’s request, Importer will provide Re-Exporter, and require each Tier-Two Distributor to provide Re-Exporter, with access to such records in the event of a Product recall or other quality-related issue. In the event of a recall by SPIL of any of the Products, Importer will co-operate fully with SPIL and Re-Exporter and take all reasonable actions to secure the recovery from each Tier-One Distributor and Tier-Two Distributor of recalled Product. The obligations set forth in this Section 5.2(p) will remain in effect for a period of [***] after the expiration or termination of the Importer Agreement.

(r) Adverse Event Reporting. Importer will report to SPIL and Re-Exporter all adverse Product events and other deficiencies within [***] of acquiring knowledge of such events. Notwithstanding the foregoing, Importer will report to SPIL and Re-Exporter adverse events associated with a death or serious injury within [***] of Importer’s knowledge of such event to enable SPIL to comply with any relevant regulatory reporting requirements.

(s) Licenses. Importer will be responsible, at its expense, for obtaining and maintaining all Licenses for the importation and distribution of the Products in the Territory and the conduct of its business operations in accordance with this Agreement.

CONFIDENTIAL TREATMENT REQUEST – EDITED COPY

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT. CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(t) Compliance with Laws. Importer will comply with all applicable Laws and Regulations in connection with is activities under the Importer Agreement and will agree to anti-corruption provisions as strict as those applicable to the Re-Exporter under Section 9.3 of this Agreement.

(u) Business Conduct. Importer will conduct its business in a manner that reflects favorably at all times on the Products and the good name, goodwill and reputation of SPIL. Without limiting the generality of the foregoing, Importer will (i) not engage in or permit any deception, misleading or unethical practices that are or might be detrimental to SPIL or the public, including but not limited to disparagement of SPIL or the Products; (ii) not publish or employ, or cooperate in the publication or employment of any misleading or deceptive advertising material, and (iii) not make any representations, warranties or guarantees with respect to the Specifications, features or capabilities of the Products that are not consistent with the Product Documentation accompanying the Products.

(v) Indemnity. Importer will indemnify, defend and hold harmless SPIL Indemnitees (as defined in Section 10.1 of this Agreement) against any and all Losses incurred by, imposed upon or alleged against the SPIL Indemnitees or any of them in connection with any Claim arising out of any theory or cause of action related to this Agreement, the Importer Agreement, the Products or the conduct of Importer to the extent caused by Importer or Re-Exporter.

(w) Intellectual Property. Importer will agree that SPIL owns all right, title, and interest in the Products (until title transfers with respect to specific units of Product shipped to Importer) and in all of SPIL’s patents, SPIL Trademarks, trade names, inventions, copyrights, know-how, and trade secrets relating to the composition, use or manufacture of the Products. The use by Importer of any of these property rights is authorized only for the purposes expressly set forth in the Importer Agreement, and upon termination of the Importer Agreement for any reason, such authorization will automatically cease. Importer hereby irrevocably assigns, and will assign, to SPIL any right of title or interest that Importer may have or acquire in any modifications, improvements, derivatives or new uses of the Products by its directors, officers, employees, consultants or agents. The Products transferred by SPIL and Re-Exporter are subject in every case to the condition that such transfer does not convey any license, express or implied, to manufacture, duplicate or otherwise copy or reproduce any of the Products or Product Documentation. Importer will not, and will not permit any Tier-One Distributor or any other third party to, manufacture, duplicate, copy or reproduce in any manner any Product or any Product Documentation.

(x) Trademarks. The Importer Agreement will include terms and conditions related to the SPIL Trademarks substantially equivalent to those set forth in the following provisions of this Agreement: Sections 7.3, 7.4, 7.5 and 7.6. Such provisions in the Importer Agreement will impose on the Importer all obligations of the Re-Exporter under this Agreement.

(y) Cooperation. If requested, Importer will cooperate with Re-Exporter in establishing communications among each participant involved in the supply of Products in the Territory.

CONFIDENTIAL TREATMENT REQUEST – EDITED COPY

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT. CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(z) Third-Party Beneficiary. SPIL will be an intended third-party beneficiary of the Importer Agreement, and SPIL will be entitled, to the maximum extent permitted by Law, to enforce Re-Exporter’s rights under the Importer Agreement.

(aa) Governing Law; Dispute Resolution. The Importer Agreement will be construed and determined in accordance with the laws [***], without regard to its [***], with the exception of issues that are related to the professional areas of pharmaceutical products in the People’s Republic of China, such as the quality and circulation of pharmaceutical products, in which case the relevant laws and regulations of the People’s Republic of China shall be applicable to such issues. Any dispute, controversy or claim arising out of or relating to the Importer Agreement, including the breach, termination or invalidity thereof, will be settled exclusively by binding arbitration in accordance with the [***] Rules then in force. The arbitration authority will be [***]. The place of arbitration will be in [***]. There will be three (3) arbitrators. The language to be used in the arbitral proceedings will be in English.

(bb) Other Terms and Conditions. The Importer Agreement will contain other terms and conditions consistent with this Agreement and consistent with custom in the industry, including representations and warranties and indemnity.

6.	REPRESENTATIONS AND WARRANTIES; DISCLAIMERS

6.1 Representations and Warranties of Each Party. Each Party represents and warrants to the other Party as of the Effective Date that:

(a) it has the full right, power and authority to enter into this Agreement, to perform its obligations hereunder; and

(b) this Agreement has been duly executed by it and is legally binding upon it, enforceable in accordance with its terms, and does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any material law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

6.2 Additional Representations and Warranties of Re-Exporter and Importer. Each of Re-Exporter and Importer hereby represent and warrant to SPIL as of the Effective Date that:

(a) it has all Licenses that are required to conduct its obligations under this Agreement; and

(b) it has the appropriate personnel, expertise, facilities and other resources required in order to perform all of its obligations under this Agreement.

6.3 DISCLAIMER. EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH IN SECTIONS 6.1 AND 6.2 OF THIS AGREEMENT, NO PARTY MAKES ANY REPRESENTATIONS AND GRANTS NO WARRANTIES, EXPRESS OR IMPLIED, EITHER

CONFIDENTIAL TREATMENT REQUEST – EDITED COPY

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT. CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IN FACT OR BY OPERATION OF LAW. SPIL SPECIFICALLY DISCLAIMS ANY WARRANTY THAT THE DISTRIBUTION OR SALE OF THE PRODUCTS PURSUANT TO THIS AGREEMENT WILL NOT INFRINGE ANY INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES. RE-EXPORTER ACKNOWLEDGES AND AGREES THAT THE PRODUCTS, AND THE RIGHTS CONFERRED THEREUNDER, ARE PROVIDED “AS-IS” AND WITHOUT WARRANTY. SPIL SPECIFICALLY DISCLAIMS ALL REPRESENTATIONS AND WARRANTIES REGARDING THE PRODUCTS, WHETHER WRITTEN OR ORAL, EXPRESS, STATUTORY OR IMPLIED, INCLUDING ANY WARRANTY OF QUALITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE.

7.	PROPERTY RIGHTS

7.1 Property Rights. Except as expressly set forth herein, Re-Exporter and Importer agree that SPIL owns all right, title, and interest in the Products (until title transfers with respect to specific Products pursuant to this Agreement) and in all of SPIL’s patents, SPIL Trademarks, trade names, inventions, copyrights, know-how, and trade secrets relating to the composition, use or manufacture of the Products. The use by Re-Exporter or Importer of any of these property rights is authorized only for the purposes expressly set forth in this Agreement, and upon termination of this Agreement for any reason such authorization shall automatically cease. Re-Exporter and Importer hereby irrevocably assign to SPIL any right of title or interest that each may have or acquire in any modifications, improvements, derivatives or new uses of the Products by its directors, officers, employees, consultants or agents.

7.2 Sale Conveys No Right to Manufacture or Copy. The Products transferred by SPIL are subject in every case to the condition that such transfer does not convey any license, express or implied, to manufacture, duplicate or otherwise copy or reproduce any of the Products or Product Documentation. Re-Exporter and Importer shall not, and shall not permit any third party to, manufacture, duplicate, copy or reproduce in any manner any Product or any Product Documentation.

7.3 Trademarks. Each Product and all labeling, advertising and promotional material in connection therewith, shall feature the product trademarks designated for such Product by SPIL. SPIL MAKES NO REPRESENTATION OR WARRANTY, AND EXPRESSLY DISCLAIMS ANY REPRESENTATION OR WARRANTY, AS TO THE VALIDITY OR ENFORCEABILITY OF THE SPIL TRADEMARKS AND AS TO WHETHER THE SPIL TRADEMARKS INFRINGE UPON ANY INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES WITHIN THE TERRITORY.

7.4 Use of SPIL Trademarks.

(a) All representations of SPIL Trademarks that Re-Exporter, Importer, and any Tier-One Distributor or Tier-Two Distributor intends to use shall be exact copies of those used by SPIL. In addition, Re-Exporter and Importer shall fully comply, and require each Tier-One Distributor and Tier-Two Distributor, to fully comply with all reasonable guidelines, if any, communicated by SPIL concerning the use of SPIL Trademarks.

CONFIDENTIAL TREATMENT REQUEST – EDITED COPY

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT. CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b) Re-Exporter and Importer shall not, nor permit any Tier-One Distributor or Tier-Two Distributor or any third party, to, alter, obscure, conceal, remove or otherwise interfere with any SPIL Trademark, markings, or other indication of source of origin applied to the Products. Nothing contained in this Agreement shall grant to Re-Exporter or Importer any right, title or interest in the SPIL Trademarks.

(c) At no time during or after the Term shall Re-Exporter or Importer use or attempt to register, or permit any third party to use or attempt to register, any trademarks, marks or trade names confusingly similar to the SPIL Trademarks.

(d) All rights of SPIL in and to the SPIL Trademarks not expressly granted under this Agreement are reserved by SPIL. Re-Exporter and Importer shall not, and shall not permit any third party to, reproduce or use (or authorize the reproduction or use of) the SPIL Trademarks in any manner whatsoever other than as expressly authorized by this Agreement. All use of the SPIL Trademarks, and all goodwill associated with such use, shall inure solely to the benefit of SPIL.

7.5 Cooperation. Re-Exporter and Importer shall, at the expense of SPIL, take all such steps as SPIL may reasonably require to assist SPIL in maintaining the validity and enforceability of the SPIL Trademarks and any other intellectual property of SPIL during the Term.

7.6 Notice of Infringement. Re-Exporter and Importer shall promptly and fully notify SPIL of any actual, threatened or suspected infringement in the Territory of any SPIL Trademark or other intellectual property of SPIL of which Re-Exporter or Importer becomes aware or reasonably suspects.

8.	CONFIDENTIALITY

8.1 Confidential Information. “Confidential Information” under this Agreement means information disclosed by a Party that, if disclosed in tangible form is marked “Confidential” or with other similar designation to indicate its confidential or proprietary nature, or, if disclosed orally, is indicated orally at the time of such first disclosure to be confidential or proprietary by the Party disclosing such information and is confirmed as being confidential or proprietary by the disclosing Party in a writing delivered to the receiving Party within a reasonable time after such disclosure. Notwithstanding the foregoing, Confidential Information shall not include information that, in each case as demonstrated by written documentation:

(a) was already known to the receiving Party, other than under an obligation of confidentiality, at the time of disclosure or, as shown by written documentation, was developed by the receiving Party independent of the Confidential Information of the disclosing Party;

(b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party;

CONFIDENTIAL TREATMENT REQUEST – EDITED COPY

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT. CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of this Agreement; or

(d) was subsequently lawfully disclosed to the receiving Party by a person other than the disclosing Party.

8.2 Obligations of Confidentiality and Non-Use. The Parties agree that, during the Term and for a period of [***] after the expiration or termination of this Agreement, the receiving Party shall not publish or otherwise disclose, and shall not use for any purpose, any Confidential Information furnished to it by any other Party pursuant to this Agreement. Each receiving Party shall use the Confidential Information of any disclosing Party solely for the purpose of exercising such receiving Party’s rights and performing its obligations under this Agreement. Re-Exporter shall limit disclosure of SPIL’s Confidential Information solely to those directors, officers and employees of Re-Exporter who need to know such Confidential Information in order for Re-Exporter to exercise its rights or perform its obligations under this Agreement.

8.3 Permitted Disclosures. Notwithstanding the provisions of Section 8.2 above, each Party may disclose another Party’s Confidential Information to the extent such disclosure is reasonably necessary to comply with applicable governmental laws, regulations, or orders; provided that if a Party is required to make any such disclosure of another Party’s Confidential Information, it shall, to the extent it may legally do so, give reasonable advance notice to the latter Party of such disclosure and shall use its reasonable efforts to secure confidential treatment of such information prior to its disclosure (whether through protective orders or otherwise). SPIL may also use and disclose the Confidential Information of Re-Exporter as reasonably necessary to prosecute or defend litigation; in connection with financings, securities offerings, or mergers or acquisitions; to provide information to tax or other governmental authorities; or as otherwise reasonably necessary in connection with SPIL’s performance under, or the enforcement of, this Agreement.

8.4 Confidentiality of this Agreement. Each Party shall treat this Agreement and its terms as the Confidential Information of the other Party, subject to the provisions of this Article 8, except that each Party shall be entitled to disclose: (i) the identity of the other Parties to this Agreement; and (ii) this Agreement, including its terms and conditions, to: (A) its Affiliates, directors, officers, employees, consultants, members and agents, in each case from whom such disclosing Party has obtained obligations of confidentiality at least as strict as those set forth in this Article 8; (B) its potential acquirers or investors, potential merger partners or permitted assignees, in each case from whom such disclosing Party has obtained obligations of confidentiality and provided that such disclosing Party uses reasonable efforts to obtain from such persons or entities obligations of confidentiality at least as strict as those set forth in this Article 8; and (C) its advisors (including legal, tax and financial), and insurance companies and their agents. To the extent that any Party determines that it is required to file or register this Agreement or a notification thereof to comply with the requirements of an applicable stock exchange or NASDAQ regulation or any Government Authority, including without limitation the United States Securities and Exchange Commission or the United States Federal Trade Commission, such Party shall promptly inform the

CONFIDENTIAL TREATMENT REQUEST – EDITED COPY

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT. CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

other Parties thereof. Prior to making any such filing, registration or notification, the Parties shall agree on the provisions of this Agreement for which the Parties shall seek confidential treatment, it being agreed that if one Party determines to seek confidential treatment for a provision for which another Party does not, then the Parties will use reasonable efforts in connection with such filing to seek the confidential treatment of any such provision. The Parties shall cooperate, each at its own expense, in such filing, registration or notification, including, without limitation, such confidential treatment request, and shall execute all documents reasonably required in connection therewith.

8.5 Press Releases. No Party shall use the name of another Party in relation to this transaction in any press release without the prior written consent of such other Party.

9.	COMPLIANCE WITH LAW

9.1 General. Each of Re-Exporter and Importer covenants and warrants that it shall, at all times during the Term and during any Wind-Down Period as set forth in Section 11.6(c), comply with, and require each Tier-One Distributor and each Tier-Two Distributor to comply with, all applicable Laws and Regulations in performing its obligations or exercising its rights under or related to this Agreement and the Importer Agreement, as applicable.

9.2 Governmental Consent. Each of Re-Exporter and Importer covenants and warrants that it shall maintain, and require each Tier-One Distributor and each Tier-Two Distributor to maintain, during the Term and during any Wind-Down Period as set forth in Section 11.6(c), all Licenses to permit Re-Exporter, Importer and each Tier-One Distributor and each Tier-Two Distributor, respectively, to perform its obligations under (as applicable) this Agreement, the Importer Agreement, each agreement between the Importer and a Tier-One Distributor, and each agreement between each Tier-One Distributor and a Tier-Two Distributor.

9.3 Anti-Corruption Laws.

(a) Public and Commercial Bribery Representations and Warranties of the Re-Exporter and Importer. The Re-Exporter and Importer hereby represent and warrant that it has not, and agrees that it will not, in connection with the transactions involving SPIL, make or promise or offer to make any payment or transfer of anything of value, directly or indirectly: (i) to any governmental official or government employee (including employees of government-owned entities or corporations); or (ii) to any political party, official of a political party or candidate (or to a third party for payment to any of the foregoing) in connection with any business activity of SPIL or its wholly or partially owned affiliates (collectively, for purposes of Section 9.3, “the Company”) in order to obtain or retain business or to secure any improper advantage. It is the intent of the parties that no payments or transfers of value shall be made which have the purpose or effect of public or commercial bribery, acceptance of or acquiescence in extortion, kickbacks or other unlawful or improper means of obtaining business. This section shall not, however, prohibit normal and customary business entertainment or providing business mementos of nominal value; provided, however, that all such payments shall be lawful, reasonable, directly related to the business of the Re-Exporter or Importer, as applicable, accurately described in the books and records of the Re-Exporter or Importer, as applicable, and approved in advance in writing by the

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Legal Department of the Re-Exporter or Importer, as applicable. For the purpose of this contract, a “foreign official” means any employee or officer of a government of a country other than the United States of America, including any federal, regional or local department, agency, enterprise owned or controlled by the foreign government, any official of a foreign political party, any official or employee of a public international organization, any person acting in an official capacity for, or on behalf of, such entities, and any candidate for foreign political office.

(b) Re-Exporter and Importer Policy Certifications. The Re-Exporter and Importer shall, and shall cause each of its directors, officers, employees, agents or other representatives who have any direct involvement with any of the management or operations of the business of the Company to, annually certify that the Re-Exporter or Importer, as applicable, has not, and to its knowledge no other person, including but not limited to every director, officer, employee, representative, and agent of the Re-Exporter or Importer, as applicable, has, made, offered to make or agreed to make any loan, gift, donation or other payment, directly or indirectly, whether in cash or in kind, to or for the benefit of any foreign official or foreign political party. Such certification shall be in the form attached as Exhibit H.

(c) Continuing Obligation to Advise. The Re-Exporter and Importer agree that should either of them learn of or have reason to know of (i) any such payment, offer, or agreement to make a payment to a government official, political party, or political party official or candidate for the purpose of obtaining or retaining business or securing any improper advantage for the Company, Re-Exporter or Importer; or (ii) any other future development during the term of this Agreement that in any way makes inaccurate or incomplete the representations, warranties and certifications of the Re-Exporter or Importer hereunder given or made as of the date hereof or at any time during the term of this Agreement, relating to the U.S. Foreign Corrupt Practices Act of 1977 as amended (the “FCPA”) or the Company’s Global Anti-Bribery and Anti-Corruption Policy, the Re-Exporter or Importer, as applicable, shall immediately advise the Company of the details of such knowledge or suspicion.

(d) No Governmental Ownership of Re-Exporter or Importer. The Re-Exporter and Importer hereby represent and warrant to the Company that it has disclosed to the Company that no foreign official (as defined by local law or by specifications provided by the Company) has any ownership interest, direct or indirect, in the Re-Exporter or Importer, as applicable, or in the contractual relationship established by this Agreement. In the event that during the term of this Agreement there is acquisition of an interest of any sort or nature, direct or indirect, in the Re-Exporter or Importer or in this Agreement by a government official, the Re-Exporter and Importer each covenant and agree to make immediate, complete and accurate written disclosure to the Company thereof.

(e) Company Right of Audit and Investigation. The Company shall have the right, upon written notice to the Re-Exporter or Importer, to conduct an audit of the Re-Exporter’s or Importer’s (as applicable) relevant books and records, and an investigation to verify compliance with provisions of this section. The Re-Exporter and Importer shall cooperate fully with such investigation, the scope, method, nature and duration of which shall be at the sole reasonable discretion of the Company.

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*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT. CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(f) Disclosure to U.S. Government. The Re-Exporter and Importer agree that full disclosure of information relating to a possible violation of the Company’s FCPA and Anticorruption Policy or the existence and terms of this Agreement, including the compensation provisions, may be made at any time to the U.S. government and its agencies, and to whomsoever the Company’s General Counsel or other legal advisors determine has a legitimate need to know.

(g) Company Rights Upon an FCPA Default. In the event that the Company should believe, in good faith, that the Re-Exporter or Importer has acted or failed to act in any way that may subject the Company to liability under the FCPA or local anticorruption law (which action or failure to act is, hereinafter, an “FCPA Default”), the Company shall have the unilateral right, exercisable immediately upon written notice to the Re-Exporter or Importer, as applicable:

(i) to refuse, notwithstanding any other provision of this Agreement, to perform any of the Company’s obligations under this Agreement; and/or

(ii) to terminate this Agreement immediately, subject to Section 11.6.

(h) Restrictions Concerning Agents of Re-Exporter and Importer. The Re-Exporter and Importer shall not (1) retain any representatives or other agents on behalf of the Re-Exporter, Importer or the Company or (2) make or cause to be made any payments to any such representatives or other agents, without the express prior written approval of the Company.

10.	INDEMNITY & INSURANCE

10.1 Indemnity by Re-Exporter and Importer. Each of Re-Exporter and Importer shall indemnify, defend and hold harmless SPIL and its Affiliates, their respective members, directors, officers, employees, consultants, distributors and agents, and in each case their respective successors, heirs and assigns (collectively, the “SPIL Indemnitees”), against any and all actual or potential damages (including all incidental, consequential and punitive damages), deficiencies, defaults, awards, settlement amounts, assessments, fines, dues, penalties, costs, liabilities, obligations, taxes, liens, losses, lost profits, fees and expenses (including court costs, interest and reasonable fees of attorneys, accountants and other experts) (collectively, “Losses”) incurred by, imposed upon or alleged against the SPIL Indemnitees or any of them in connection with any third-party claims, suits, actions, demands or judgments of whatsoever nature (a “Claim”) arising out of any theory or cause of action related to: (i) any breach by Re-Exporter or Importer of the obligations of either under this Agreement, (ii) any unlawful conduct by Re-Exporter or Importer; (iii) any aspect of the handling and distribution of Products by or on behalf of the Re-Exporter or Importer, including by any Tier One Distributor, Tier Two Distributor or other third party.

10.2 Indemnity Procedures. Under the precondition that Re-Exporter, Importer or any Tier One Distributor or Tier Two Distributor is responsible for the Claim, Re-Exporter and Importer agrees, at its own expense, to provide attorneys reasonably acceptable to SPIL to defend against any Claim against any SPIL Indemnitee, whether or not such actions are rightfully brought; provided, however, that any SPIL Indemnitee shall have the right to retain its own counsel, at the expense of the Re-Exporter or Importer if representation of such SPIL Indemnitee by counsel

CONFIDENTIAL TREATMENT REQUEST – EDITED COPY

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retained by Re-Exporter or Importer would be inappropriate because of conflict of interests of such SPIL Indemnitee and any other person or party represented by such counsel. Re-Exporter and Importer agree to keep SPIL, and any other SPIL Indemnitee that is a party to a Claim, informed of the progress in the defense and disposition of such Claim and to consult with SPIL, and any other SPIL Indemnitee that is party to a Claim, prior to any proposed settlement. Re-Exporter and Importer shall not enter into any settlement or judgment of any Claim that admits liability or unlawful conduct on the part of any SPIL Indemnitee, or that consents to any injunctive or other relief that impairs the business or reputation of such SPIL Indemnitee, without such SPIL Indemnitee’s prior written consent, which such SPIL Indemnitee shall have the right to grant or withhold at such SPIL Indemnitee’s sole discretion.

10.3 Insurance. Re-Exporter and Importer shall obtain and maintain at all times during the Term commercial general liability and property insurance in amounts typical for importers and exporters of pharmaceutical products as set forth under this Agreement, including insurance covering loss or theft of, or damage to, Product.

11.	TERM AND TERMINATION

11.1 Term. This Agreement shall continue in force from the Effective Date until December 31, 2015 (the “Initial Term”), unless terminated earlier under the provisions of this Article 11; provided, however, that this Agreement shall automatically renew on successive one (1) year periods (each, an “Additional Term”) (the Initial Term and each Additional Term, together, the “Term”) unless SPIL provides written notice to Re-Exporter and Importer at least [***] days before the end of the Term or such Additional Term, as applicable, that the Agreement will expire at the end of the Term or such Additional Term.

11.2 Conversion of Exclusivity to Non-Exclusivity. If Re-Exporter and Importer do not fulfill their obligations pursuant to Section 4 (including but not limited to ordering patterns and quantities) or Section 5 including but not limited to Target Inventories, then SPIL shall be entitled, in its sole discretion, to terminate the exclusivity of Re-Exporter’s rights to re-export to the Territory or any portion thereof immediately upon written notice to Re-Exporter, on which date Re-Exporter’s rights shall become non-exclusive in the Territory or portion thereof, as set forth in such notice. At the same time the Importer’s right also converts from exclusive to non-exclusive without any further notice from SPIL.

11.3 Termination for Convenience. If a fully-executed Importer Agreement, in form approved by SPIL, has not been received by SPIL within [***] after the Effective Date, then SPIL may terminate this Agreement immediately upon written notice to Re-Exporter and Importer. Except for the previous sentence, SPIL shall not terminate this Agreement for convenience during any period in which the Re-Exporter’s rights under this Agreement are exclusive; provided, however, if this Agreement has become [***], then during any period that this Agreement is [***] SPIL may terminate this Agreement for any reason or no reason upon [***] days’ written notice to Re-Exporter.

CONFIDENTIAL TREATMENT REQUEST – EDITED COPY

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11.4 Termination for Cause. If any Party materially breaches this Agreement, then the non-breaching Party may give written notice to the breaching Party that if such breach is not remedied within thirty (30) days, the Agreement shall be terminated immediately upon subsequent written notice at any time from the non-breaching Party that provide such notice.

11.5 Termination for Insolvency. This Agreement shall terminate immediately if any Party is unable to pay its debts as they become due, or a petition is presented, or meeting convened for the purpose of winding up any Party, or any Party enters into liquidation whether compulsorily or voluntarily, or compounds with its creditors generally, or has a receiver appointed of all or any part of its assets, or if any event analogous to any of the foregoing shall occur in any jurisdiction in which any Party is incorporated, resident or carrying on business.

11.6 Limitation on Liability. In the event of termination by any Party in accordance with any of the provisions of this Agreement, no Party shall be liable to any other Party because of such termination for compensation, reimbursement or damages on account of the loss of prospective profits or anticipated sales or on account of expenditures, inventory, investments, leases or commitments in connection with the business or goodwill of any Party.

11.7 Effect of Termination or Expiration.

(a) Accrued Liabilities. Termination or expiration shall not relieve any Party of obligations incurred prior to the termination.

(b) Inventory Records. Within [***] after the effective date of termination or expiration of this Agreement, Re-Exporter shall provide and require its designees to provide SPIL with a complete inventory of Products in their possession, in transit from Re-Exporter to Importer or from Importer to any Tier-One Distributor or Tier-Two Distributor or end user, or otherwise in the possession or control, directly or indirectly, of Re-Exporter, Importer or any Tier-One Distributor or Tier-Two Distributor.

(c) Wind-Down. Upon termination or expiration of this Agreement for other than breach by Re-Exporter or pursuant to Section 11.2 in the absence of an Importer Agreement, Re-Exporter shall be permitted for a period of [***] days following the effective date of such termination or expiration (the “Wind-Down Period”) to sell and distribute such stock of the Products as it may at the time have in its possession or under its control, provided that SPIL has received payment in full for such Products. If Re-Exporter has any Products for which SPIL has not received payment in full, then Re-Exporter shall at SPIL’s direction either: (i) return such Products to SPIL or its designee, with reasonable expenses for packaging and shipping to be reimbursed by SPIL after receipt of such Products in saleable condition; or (ii) destroy such Products and provide written certification of such destruction to SPIL At the end of such Wind-Down Period, SPIL or its designee may repurchase, and Re-Exporter shall sell to SPIL or its designee, all of Re-Exporter’s remaining inventory of Products for which SPIL has received payment in full. The price of inventory repurchased upon termination or expiration of this Agreement shall be [***]. Products repurchased from Re-Exporter by SPIL pursuant to this Section 11.6(b) shall be shipped promptly by Re-Exporter at SPIL’s expense, to a location specified by SPIL.

CONFIDENTIAL TREATMENT REQUEST – EDITED COPY

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(d) Assignment of Licenses. Upon expiration or any termination of this Agreement, Re-Exporter and Importer hereby assigns to SPIL all Licenses, authorizations, registrations, permits and approvals of any kind with respect to Products and applications therefor, including import and export Licenses. Re-Exporter and Importer shall execute such documents and perform such acts as may be necessary, useful, or convenient to perfect such transfer or assignment.

(e) Trademarks. All SPIL Trademarks, marks, trade names, patents, copyrights, designs, drawings, formulas or other data, photographs, samples, literature, and Product Documentation of every kind relating to the Products shall remain the property of SPIL. Within thirty (30) days after the effective date of termination or expiration of this Agreement, Re-Exporter and Importer shall, at SPIL’s election, either (1) destroy all tangible items bearing, containing, or contained in, any of the foregoing, in its possession or control and certify such destruction, or (2) ship such tangible items to SPIL at SPIL’s expense. Notwithstanding anything in this Agreement to the contrary, effective immediately and automatically upon the expiration or termination of this Agreement for any reason, Re-Exporter and Importer shall cease to use all SPIL Trademarks except as expressly permitted pursuant to Section 11.6(b) for any permitted Wind-Down Period.

(f) Transition. Upon termination or expiration of this Agreement, Re-Exporter and Importer shall diligently cooperate with SPIL to effect a smooth and orderly transition in the sale of the Products in the Territory. Within [***] of termination or expiration of this Agreement, Re-Exporter shall deliver to SPIL (i) copies of all distribution records for the previous one (1) year, and (ii) a written report identifying all distribution activities regarding the Products for the previous one (1) year. From the time that notice of termination or expiration is received by any Party until the effective termination date, Re-Exporter and Importer shall refer all Product inquiries to SPIL.

(g) Surviving Provisions. The following provisions shall survive the expiration or termination of this Agreement: Sections 4.8, 7.1, 7.2, 7.3 through 7.6 (during the Wind-Down Period set forth in Section 11.6(c), if applicable), 10.1, 10.2 and this Section 11.6; and Articles 1, 8 (for the period set forth in Section 8.2), 9 (during the Wind-Down Period set forth in Section 11.6(c), if applicable) and 12.

12.	GENERAL PROVISIONS

12.1 Governing Law; Dispute Resolution.

(a) Each Party agrees that this Agreement shall be construed and determined in accordance with the laws of [***], without regard [***], with the exception of issues that are related to the professional areas of pharmaceutical products in the People’s Republic of China, such as the quality and circulation of pharmaceutical products, in which case the relevant laws and regulations of the People’s Republic of China shall be applicable to such issues. The U.N. Convention on the International Sale of Goods shall not apply.

CONFIDENTIAL TREATMENT REQUEST – EDITED COPY

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(b) Any dispute, controversy or claim arising out of or relating to this Agreement, or the breach, termination or invalidity thereof shall be settled exclusively by the binding arbitration authority set forth below in accordance with the currently effective [***]. The arbitration authority will be the [***]. The place of arbitration will be in [***]. There will be three (3) arbitrators. The language to be used in the arbitral proceedings will be in English. Judgment on the award rendered by the arbitrator shall be final and binding on the parties here, and may be entered in any court having jurisdiction thereof. The Parties agree that, any provision of applicable law notwithstanding, they will not request, and the arbitrator shall have no authority to award, punitive or exemplary damages against any Party due to a breach of any obligation under this Agreement. The Parties may apply to any court of competent jurisdiction for temporary or permanent injunctive relief, without breach of this Section 12.1(b) and without any abridgement of the powers of the arbitrator. The arbitrator shall be authorized to apportion its fees and expenses and the reasonable attorneys’ fees and expenses of the parties as the arbitrator deems appropriate. In the absence of such apportionment, the prevailing party in any arbitration or other proceeding shall be entitled, in addition to all other rights and remedies it may have, to reimbursement of its expenses, including court costs and reasonable fees of attorneys and other professionals.

(c) The original of the Agreement is prepared in English. The English version of the Agreement shall manage and control over any other versions that are translated into other languages for any purpose, including any disputes among the Parties related to the Agreement or resulting from the Agreement. Re-exporter and Importer hereby waive their right to use their own language for any purpose under this Agreement in accordance with the domestic law that may apply to the Re-Exporter or Importer.

12.2 LIMITATION OF LIABILITY. IN NO EVENT SHALL SPIL BE LIABLE FOR ANY PUNITIVE, EXEMPLARY, SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), HOWEVER CAUSED, ON ANY THEORY OF LIABILITY AND WHETHER OR NOT SPIL HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, ARISING UNDER ANY CAUSE OF ACTION AND ARISING IN ANY WAY OUT OF THIS AGREEMENT.

12.3 Negotiation. Each provision of this Agreement has been negotiated by the Parties and their respective counsel. Accordingly, this Agreement will be interpreted fairly in accordance with its terms and without any strict construction in favor of or against any Party.

12.4 Assignment. Re-Exporter and Importer shall not assign this Agreement, or any of its obligations under this Agreement, to any third party [***]. SPIL may assign this Agreement, or any of its obligations under this Agreement, [***].

12.5 Waiver. Any delay or omission by any Party to exercise any right or remedy under this Agreement shall not be construed to be a waiver of any such right or remedy or any other right or remedy hereunder. All of the rights of any Party under this Agreement shall be cumulative and may be exercised separately or concurrently.

CONFIDENTIAL TREATMENT REQUEST – EDITED COPY

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12.6 Force Majeure. No Party shall be liable to any other Party for such first Party’s failure to perform any of its obligations hereunder during any period in which such performance is delayed by circumstances beyond its reasonable control including, but not limited to, fire, flood, earthquake, war, terrorist attack, embargo, strike, riot, inability to secure materials and transportation facilities, failure of suppliers, or the intervention of any Governmental Authority other than caused by such Party’s breach of this Agreement (“Force Majeure”). If any Party is affected by Force Majeure, it shall forthwith notify the other Party of the nature and extent thereof. If such Force Majeure shall continue for more than ninety (90) days, the Party injured by the inability of the other to perform shall have the right immediately upon written notice to the other Party to either (1) terminate the Agreement with respect to Products not already shipped, or (2) treat this Agreement as suspended during the delay and reduce any commitment in proportion to the duration of the delay.

12.7 Publicity. Re-Exporter and Importer shall not issue press releases or similar public disclosures of any nature regarding this Agreement without SPIL’s prior written approval. However, such approval shall be deemed to have been given solely to the extent such disclosure is required to comply with requirements of a Governmental Authority.

12.8 Headings. The headings used in this Agreement are inserted for convenience only and shall not affect the construction or interpretation of any provision.

12.9 Notices. Any notice required or permitted by this Agreement shall be made in writing. All notices shall be sent by registered or certified mail, return receipt requested, or by commercial carrier, in each case postage prepaid. All such notices shall be deemed to have been given three (3) days after dispatch in such manner, addressed as shown below or to such other address as a party may indicate by notice:

To SPIL:	SciClone Pharmaceuticals International China Holding Ltd.
Box 309GT
Georgetown, Grand Cayman
British West Indies
Attention: Director

To Re-Exporter:	Sinopharm Holding Hong Kong Co. Limited
Room 2302, 23/F., Far East Finance Centre,
16 Harcourt Road, Admiralty, Hong Kong
Attention: General Manager

To Importer:	Sinopharm Holding Lingyun Biopharmaceutical (Shanghai) Co. Limited
RM 1903, No. 175, East Yan’an Road
Huangpu District, Shanghai
Attention: General Manager

12.10 Entire Agreement; Amendments. This Agreement with its exhibits sets forth the entire agreement and understanding of the Parties relating to the subject matter herein and

CONFIDENTIAL TREATMENT REQUEST – EDITED COPY

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supersedes all prior and contemporaneous discussions and negotiations, whether oral or written, between or among them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by each Party.

12.11 Construction. Unless otherwise expressly provided herein or the context of this Agreement otherwise requires, (a) words of any gender include each other gender, (b) words such as “herein”, “hereof”, and “hereunder” refer to this Agreement as a whole and not merely to the particular provision in which such words appear, (c) words using the singular will include the plural, and vice versa, and (d) the words “include,” “includes” and “including” will be deemed to be followed by the phrase “but not limited to”, “without limitation”, “inter alia” or words of similar import, and (e) references to “Article,” “Section,” shall be deemed to include all Sections and subsections therein.

12.12 Counterparts. This Agreement may be executed in three or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

12.13 Severability. If any provision of this Agreement is held invalid by any law, rule, order or regulation of any government, or by the final determination of any court of competent jurisdiction, such invalidity shall not affect the enforceability of any other provisions not held to be invalid.

[Signature page follows]

CONFIDENTIAL TREATMENT REQUEST – EDITED COPY

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IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to execute this Re-Exportation Agreement.

SPIL		Re-Exporter

By:	/s/ F. Blobel	By:	/s/ Cong Zhen
Name:	Friedhelm Blobel	Name:	Cong Zhen
Title:	Director	Title:	General Manager

Importer

By:	/s/ RongJun Huang
Name:	RongJun Huang
Title:	General Manager

1

CONFIDENTIAL TREATMENT REQUEST – EDITED COPY

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Exhibit A

PRODUCTS & PRICING

1.	ZADAXIN:

Description: Thymalfasin for Injection (Zadaxin®)1.6mg/Vial, 2vials/Box

Minimum Shelf-Life: [***] months upon delivery by SPIL to Re-Exporter or its designee.

Prices

SPIL price to Re-Exporter: [***].

Re-Exporter price to Importer: [***]

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Exhibit B

SPECIFICATIONS

[***]

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Exhibit C

SPIL TRADEMARKS

CONFIDENTIAL TREATMENT REQUEST – EDITED COPY

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CONFIDENTIAL TREATMENT REQUEST – EDITED COPY

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Exhibit D

COMPETING PRODUCTS

1. For Zadaxin:

[***]

CONFIDENTIAL TREATMENT REQUEST – EDITED COPY

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Exhibit E

BUDGET 2013 ZADAXIN

(all in vials)

Zadaxin China Sales (sent to Linguyin/Sinopharm 122912 update)

	Q4P 2012	Q1F	Q2F	Q3F	Q4F	total 2013
Vials bought/planned to be bought by Linguyin	[***]	[***]	[***]	[***]	[***]	[***]
Hospital Sales/Purchases (Vials)	[***]	[***]	[***]	[***]	[***]	[***]
Inventory at T1/T2 (Vials)	[***]	[***]	[***]	[***]	[***]
Months on Hand	[***]	[***]	[***]	[***]	[***]

CONFIDENTIAL TREATMENT REQUEST – EDITED COPY

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Exhibit F

SPIL CONTACT INFORMATION

SciClone Pharmaceuticals International China Holding Ltd.

Attn: SPIL Director

P.O. Box 309GT

Ugland House, South Church Street

Georgetown, Grand Cayman

Phone: 345-949-7546

Fax: 345-949-7740

CONFIDENTIAL TREATMENT REQUEST – EDITED COPY

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Exhibit G

EXCHANGE RATE ADJUSTMENT - EXAMPLES

Compare the last [***] currency conversion [***]between U.S. Dollars and China Yuan posted on January 2 of each year beginning with 2014 and on any date during the year if the change in the comparison of these currencies is greater than [***] on that date from the existing base currency conversion rate (as of the Effective Date, U.S. Dollar [***] equals Chinese Yuan [***], and a new price for Zadaxin to the Re-Exporter will be set based on the new exchange rate. The exchange rates can be found at the following universal resource locater: [***]. The following are examples of the potential future changes:

Example 1: On January 2, 2014, the currency conversion is U.S. Dollar [***] equals Chinese Yuan [***]. The percent change is approximately [***]%. The ZADAXIN price will remain unchanged.

Example 2: On October 15, 2013, the currency conversion is U.S. Dollar [***] equals Chinese Yuan [***]. The percent is greater than [***]%. The ZADAXIN price will decrease (base price per Exhibit A or as compared to last adjusted price, [***]).

Example 3: On November 12, 2013, the currency conversion is U.S. Dollar [***] equals Chinese Yuan [***]. The percent change is greater than [***]%. The ZADAXIN price will increase (base price per Exhibit A or as compared to last adjusted price, [***].

CONFIDENTIAL TREATMENT REQUEST – EDITED COPY

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Exhibit H

FORM OF FCPA CERTIFICATION

I,                                                   a duly authorized [representative of] or [vendor for]                      [vendor, agent, consultant or representative name], confirm that I, my company, and anyone retained by me or my company are aware of and understand SciClone Pharmaceuticals International China Holding Ltd.’s (the “Company”) Global Anti-Bribery and Anti-Corruption Policy based on the U.S. Foreign Corrupt Practices Act of 1977 as amended, (“FCPA”), and that since the date of my last certification, I, my company, and everyone retained by me or my company have not violated, nor caused the Company to violate the FCPA in connection with my representation of the Company in any country.

I confirm that neither I nor my company is a governmental entity or political party in the country in which I represent the Company, and that no officer, director, stockholder, employee or agent of my company is a government, governmental entity, or “foreign official”, as that term is defined below. “Foreign Official” is defined as:

(i)	any officer or employee of the foreign country’s government, including any federal, regional or local department, agency, state-owned or state-controlled enterprise or corporation or other instrumentality thereof;

(ii)	any person acting in an official capacity for or on behalf of any such entities identified in clause (i);

(iii)	any official of a political party, or candidate or nominee of any political party in the foreign country or for any position with any entity identified in clause (i) above; and

(iv)	any official or employee of a public international organization.

In connection with [my representation of] or [services provided for] the Company, neither I, nor my company, nor any of its officers, directors, stockholders, employees or agents have offered, paid, promised to pay, or authorized the payment of any money, or offered, the payment of any money or anything of value to (a) any “foreign official” as that term is defined above, or (b) any person, while knowing that all or a portion of such money or thing of value will be offered or given directly or indirectly to any official, political party, or to any candidate for political office for any of the prohibited purposes listed below. These prohibited purposes are:

1.	to influence any act or decision of such foreign official, political party, party official, or candidate in his or its official capacity,

2.	to induce such foreign official, political party, party official, or candidate to do or omit to do any act in violation of the lawful duty of such foreign official, political party, party official, or candidate,

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3.	to secure any improper advantage; or

4.	to induce such foreign official, political party, party official, or candidate to use his or its influence with a foreign government or instrumentality thereof to affect or influence any act or decision of such government or instrumentality,

I agree that should I learn of or have reason to know of any activities in connection with the representation of the Company which may constitute a violation of the FCPA or applicable local country anticorruption laws, I will immediately advise the Company’s Legal Department at:

SciClone Pharmaceuticals International China Holding Ltd.

P.O. Box 309GT

Ugland House, South Church Street

Georgetown, Grand Cayman

Phone: 345-949-7546

Fax: 345-949-7740

Date	Authorized Vendor’s Signature

Vendor’s Title

Organization

.